UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1 )
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 19, 2010
SYNCHRONOSS TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-52049	06-1594540

(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

750 Route 202 South, Suite 600,
Bridgewater, New Jersey	08807

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (866) 620-3940
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     On October 1, 2010, Synchronoss Technologies, Inc. (“Synchronoss” or the “Company”) filed a Current Report on Form 8-K/A ( the “Form 8-K/A”) amending its initial Current Report Form 8-K filed on July 20, 2010, this report amends and supplements the Form 8-K/A to provide amended consents of the Company’s independent auditors. No other amendments are made to the Form 8-K/A by this report and it is being filed solely to replace Exhibits 23.1 and 23.2 filed with the Form 8-K/A.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
23	Consent of Independent Auditors

23.1	Mohler, Nixon and Williams

23.2	Jelena Ivanova

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNCHRONOSS TECHNOLOGIES, INC.
Date: November 12, 2010	By:	/s/ Stephen G. Waldis
Stephen G. Waldis
Chairman of the Board of Directors, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
23	Consent of Independent Auditors

23.1	Mohler, Nixon and Williams

23.2	Jelena Ivanova